THERMO OPPORTUNITY FUND

                         Thermo Opportunity Fund, inc.
                               Semi-Annual Report
                                  May 31, 1997
                                  (Unaudited)

THERMO OPPORTUNITY FUND, INC.

312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000

BOARD OF DIRECTORS
Francis S. Branin, Jr.
Blair M. Brewster
Henson L. Jones, Jr.
Hollis S. McLoughlin
Gregory E. Ratte

INVESTMENT ADVISER
Brundage, Story and Rose, LLC
One Broadway
New York, New York  10004

TRANSFER AGENT
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio  45263

SHAREHOLDER SERVICES
Nationwide: (Toll Free) 800-320-2212
Cincinnati: 629-2070

The Thermo Opportunity Fund, Inc.

Thermo Opportunity Fund is a non-diversified, closed-end management investment company that invests primarily in securities issued by subsidiaries of Thermo Electron Corporation (Thermo Electron or TMO). The Fund's investment objective is to seek long-term capital appreciation.

Stock

ASE Symbol                       TMF

Market Price
as of 5/31/97                $11.875

Net Asset Value
as of 5/31/97                 $12.40

Shares Outstanding         1,760,417

Pie Chart:
Portfolio Sectors

Common Stocks:
TMO Subsidiaries             83.6%

Common Stocks:
Non-TMO Subsidiaries          4.2%

Private Placements            8.6%

Cash                          2.3%

Convertible Bonds             1.3%

LETTER TO SHAREHOLDERS                                           JULY 22, 1997

Dear Fellow Shareholders:

For the six months ended May 31, 1997, there was substantial progress in the underlying fundamentals in a number of the companies held in your Fund. This has not yet been reflected in the stock market performance for these investments. Accordingly, your Fund has lagged the overall market, despite being up 27.5% from the low experienced in the market selloff in stocks in April.

Looking back, the market's continued preference for large capitalization stocks and the capital heavy financial structure of a number of the subsidiaries of Thermo Electron (the Subsidiaries) have overshadowed good fundamental results. In addition, a number of very important developments for these companies, including the potential approval from the FDA for the Thermo Cardiosystems' fully-implantable electrical heart assist device and Trex Medical's filing for a digital X-ray technology, are still pending.

Ironically, it is the very strength of the Thermo Electron spin-out strategy which is contributing to poor stock market performance in the near term, with the large number of spin-outs over the last year creating both market confusion and cash-heavy balance sheets. As the pace of new spin-outs continues to slow, and as existing public and private Subsidiaries have the opportunity to invest their cash in both acquisitions and internal opportunities, the underlying strength of these companies, especially in the instruments area, and the promise of some of the new technologies should reassert themselves.

In terms of the structure of your Fund, in an effort to manage through this volatile period while positioning the Fund for maximum long-term growth, we have maintained our two-pronged strategy of balancing your portfolio between companies with excellent near-term fundamentals and the Subsidiaries with the most long-term promise. We have also increased exposure to private placements, which at the end of May 1997 represented just under 9% of your portfolio, and to non-Thermo Electron companies which are either pursuing similar strategies or have joint agreements with Thermo Electron subsidiaries to develop new technologies. As indicated in our annual report, we have been more active in exploiting periodic market inefficiencies in the valuations of a number of the Subsidiaries' outstanding Eurodollar convertible bonds relative to the underlying common stocks.

Looking forward, we expect that as the strongest Thermo Electron Subsidiaries continue to report excellent operating results and as the stock market advance broadens to include smaller and mid-sized growth companies, the shares of these companies will begin to reflect their underlying strengths. We also look forward in the second half of this year to an FDA ruling on Thermo Cardiosystems' revolutionary device, and to realizing the potential value in the Fund's various private placement holdings.

We would like to thank you for your ongoing support and look forward to updating you on the progress of your Fund at the end of our fiscal year.

By order of the Board of Directors,




Gregory E. Ratte,
Chairman of the Board

Pie Chart:
Thermo Opportunity Fund Industry Groups
May 31, 1997

Instruments                   30.4%
Alternative Energy Systems    16.3%
Process Equipment              7.2%
Biomedical Products           22.6%
Cash                           2.3%
Advanced Technologies         12.6%
Private Placements             8.6%

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
ASSETS
Investments in securities:
         At amortized cost (original cost $23,527,398) ............   $23,527,398
                                                                      ===========
         At market value (Note 1) .................................   $21,326,132
Investments in repurchase agreements (Note 1) .....................       277,000
Cash ..............................................................         4,841
Interest receivable ...............................................            39
Organization expenses, net (Note 1) ...............................       152,744
Receivable for securities sold ....................................       106,996
Other assets ......................................................         7,467
                                                                      -----------
         TOTAL ASSETS .............................................    21,875,219
                                                                      -----------
LIABILITIES
Payable for securities purchased ..................................        30,438
Payable to affiliates (Note 3) ....................................        18,645
Other accrued expenses and liabilities ............................         5,683
                                                                      -----------
         TOTAL LIABILITIES ........................................        54,766
                                                                      -----------
NET ASSETS ........................................................   $21,820,453
                                                                      ===========
Net assets consist of:
Common stock - par value $0.001 per share
  Authorized 16,000,000 shares, Outstanding 1,760,417 shares.......   $     1,760
Additional paid-in capital ........................................    24,661,271
Undistributed net investment loss .................................      (104,993)
Accumulated net realized losses from security transactions ........      (536,319)
Net unrealized depreciation on investments ........................    (2,201,266)
                                                                      -----------
Net assets ........................................................   $21,820,453
                                                                      ===========
Net asset value per share (Note 1) ................................   $     12.40
                                                                      ===========

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
   Interest ........................................................  $    58,255
                                                                      -----------
            TOTAL INVESTMENT INCOME ................................       58,255
                                                                      -----------
EXPENSES
   Investment advisory fees (Note 3) ...............................       87,114
   Administrative services fees (Note 3) ...........................       23,587
   Amortization of organization expenses (Note 1) ..................       18,150
   Transfer agent fees .............................................       14,140
   Trustees' fees and expenses .....................................       13,944
   Professional fees ...............................................       11,434
   Insurance expense ...............................................        8,839
   Reports to shareholders .........................................        7,856
   Exchange listing fees ...........................................        2,673
   Custodian fees ..................................................        1,627
   Other expenses ..................................................        1,920
                                                                      -----------
             TOTAL EXPENSES ........................................      191,284
    Fees waived by the Adviser (Note 3) ............................      (13,593)
                                                                      -----------
             NET EXPENSES ..........................................      177,691
                                                                      -----------
NET INVESTMENT LOSS .................................................    (119,436)
                                                                      -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions .................    (528,819)
     Net change in unrealized appreciation/depreciation on
       investments...................................................  (1,473,966)
                                                                      -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...................  (2,002,785)
                                                                      -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................... $(2,122,221)
                                                                      ===========

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED MAY 31, 1997 AND NOVEMBER 30, 1996
                                                                               Six Months               Period
                                                                                    Ended                Ended
                                                                             May 31, 1997         November 30,
                                                                              (Unaudited)             1996 (A)
FROM OPERATIONS:
         Net investment income (loss) ....................................   $  (119,436)         $   120,068
         Net realized losses from security transactions ..................      (528,819)              (7,500)
         Net change in unrealized appreciation/depreciation on investments    (1,473,966)            (727,300)
                                                                             -----------          -----------
Net decrease in net assets from operations ...............................    (2,122,221)            (614,732)
                                                                             -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
         From net investment income ......................................      (105,625)                --
         From net realized gains from security transactions ..............          --                   --
                                                                             -----------          -----------
Decrease in net assets from distributions to shareholders ................      (105,625)                --
                                                                             -----------          -----------
INCREASE IN NET ASSETS FROM NET PROCEEDS OF
         Common stock issued .............................................          --             24,827,875
                                                                             -----------          -----------
DECREASE IN NET ASSETS RELATED TO OFFERING COSTS (Note 1) ................          --               (164,844)
                                                                             -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS ....................................    (2,227,846)          24,048,299
NET ASSETS:
         Beginning of period .............................................    24,048,299                 --
                                                                             -----------          -----------
         End of period ...................................................   $21,820,453          $24,048,299
                                                                             ===========          ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............................   $  (104,993)         $   120,068
                                                                             ===========          ===========

(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996.

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout each Period
                                                                                Six Months             Period
                                                                                     Ended              Ended
                                                                              May 31, 1997       November 30,
                                                                               (Unaudited)            1996(A)
Net asset value at beginning of period ........................................   $  13.66          $  14.10
                                                                                  --------          --------
Income from investment operations:
         Net investment income (loss) .........................................      (0.07)             0.07
         Net realized and unrealized losses on investments ....................      (1.13)            (0.42)
                                                                                  --------          --------
Total from investment operations ..............................................      (1.20)            (0.35)
                                                                                  --------          --------
Less distributions:
         Dividends from net investment income .................................      (0.06)              --
         Distributions from net realized gains ................................         --               --
                                                                                  --------          --------
Total distributions ...........................................................      (0.06)              --
                                                                                  --------          --------
Effect of initial public offering costs .......................................         --             (0.09)
                                                                                  --------          --------
Net asset value at end of period ..............................................   $  12.40          $  13.66
                                                                                  ========          ========
Market value at end of period .................................................   $ 11.875          $  13.75
                                                                                  ========          ========
Total investment return based on net asset value ..............................     (8.79%)           (3.12%)
                                                                                  ========          ========
Total investment return based on market value .................................    (13.20%)           (2.48%)
                                                                                  ========          ========
Net assets at end of period (000's) ...........................................   $ 21,820          $ 24,048
                                                                                  ========          ========
Ratio of expenses to average net assets(B) ....................................      1.63%(C)          1.53%(C)

Ratio of net investment income (loss) to average net assets ...................     (1.10%)(C)         1.62%(C)

Portfolio turnover rate .......................................................        42%(C)            12%(C)

Average commission rate on investment transactions ............................   $  .0501            .0509

(A) Represents the period from the initial public offering of shares
(August 6, 1996) through November 30, 1996. No income was earned or expenses incurred from the commencement of operations through the date of initial public offering.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.76%(C) and 1.56%(C) for the periods ended May 31, 1997 and November 30, 1996, respectively (Note 3).

(C) Annualized.

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
   Shares/                                              Market
 Par Value   COMMON STOCKS (95.3%),                      Value
             CONVERTIBLE BONDS (1.3%)
             AND RIGHTS (1.1%)
             INSTRUMENTS -- 30.4%
    42,000   Thermo Bioanalysis Corp.* ..........   $  619,500
   211,100   Thermo Optek Corp.* ................    2,638,750
   176,750   Thermo Voltek Corp.* ...............    1,524,469
    53,700   ThermoQuest Corp.* .................      778,650
    74,300   ThermoSpectra Corp.* ...............    1,068,063
                                                    ----------
                                                    $6,629,432
                                                    ----------

             BIOMEDICAL PRODUCTS -- 22.6%
    52,200   Theremedics, Inc.* .................   $  874,350
    90,000   Thermo Cardiosystems, Inc.* ........    2,418,750
   114,600   Trex Medical Corp.* ................    1,633,050
                                                    ----------
                                                    $4,926,150
                                                    ----------

             ALTERNATIVE ENERGY SYSTEMS-- 16.3%
   203,100   KFX, Inc.* .........................   $  787,013
    90,050   Thermo Ecotek Corp.* ...............    1,440,800
$  250,000   Thermo Ecotek Corp., 0.00%, 3/15/01*      293,750
   174,500   Thermo Power Corp.* ................    1,047,000
                                                    ----------
                                                    $3,568,563
                                                    ----------

             ADVANCED TECHNOLOGIES -- 12.6%
     5,000   Safeguard Scientifics, Inc.* .......   $  135,000
    50,000   Thermedics Detection, Inc.* ........      643,750
    52,015   ThermoLase Corp.* ..................      770,472
    41,900   ThermoTrex Corp.* ..................    1,209,862
                                                    ----------
                                                    $2,759,084
                                                    ----------

             PRIVATE PLACEMENTS -- 8.6%
   133,333   Metrika Systems Corp.* .............   $  999,997
   100,000   Thermo Eurotech N.V.* ..............      425,000
    50,000   Thermo Information Solutions* ......      450,000
                                                    ----------
                                                    $1,874,997
                                                    ----------
             PROCESS EQUIPMENT -- 7.2%
    88,000   Thermo Fibergen, Inc.* .............   $  841,500
    86,000   Thermo Fibergen, Inc. Rights* ......      241,875
    44,300   Thermo Fibertek, Inc.* .............      484,531
                                                    ----------
                                                    $1,567,906
                                                    ----------

             TOTAL COMMON STOCK, CONVERTIBLE
             BONDS AND RIGHTS (Cost $23,527,398)   $21,326,132
                                                   -----------

THE THERMO OPPORTUNITY FUND, INC. (CONTINUED)

      Face                                              Market
    Amount   REPURCHASE AGREEMENTS(1) -- 1.3%            Value
$  277,000   Fifth Third Bank, 5.07%, dated 5/30/97,
             due 6/02/97, repurchase proceeds
               $277,117.........................     $  277,000
                                                     ----------
$  277,000   TOTAL REPURCHASE AGREEMENTS.........    $  277,000
==========                                           ----------
             TOTAL INVESTMENTS AND REPURCHASE
               AGREEMENTS AT VALUE--99.0%........   $21,603,132

             OTHER ASSETS IN EXCESS OF
               LIABILITIES--1.0%.................       217,321
                                                     ----------
             NET ASSETS-- 100.0%                    $21,820,453
                                                    ===========

* Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S.
    Government obligations.

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)

1. Significant Accounting Policies
The Thermo Opportunity Fund, Inc. (the "Fund") was organized under Maryland law on May 16, 1996 as a non-diversified, closed-end investment company. The Fund commenced operations on June 19, 1996, when Brundage, Story and Rose, LLC (the Adviser), purchased 6,667 shares at $15.00 per share to provide the Fund with its initial $100,000 of capital. The Fund commenced the public offering of shares on August 6, 1996. The Fund is listed on the American Stock Exchange with a symbol of "TMF."

The Fund's investment objective is to seek long-term capital appreciation.
The Fund seeks to achieve its investment objective by investing primarily in securities issued by direct and indirect subsidiaries of Thermo Electron Corporation ("Thermo Electron"). The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of its subsidiaries or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued weekly
(each Friday) and on the last business day of each month as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Fund's custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated weekly
(each Friday) and on the last business day of each month by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization expenses and offering costs -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years. Expenses related to the offering of shares have been charged against capital.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of May 31, 1997:

Gross unrealized appreciation .........      $   818,829
Gross unrealized depreciation .........       (3,020,095)

Net unrealized depreciation ...........      $(2,201,266)

Federal income tax cost ...............      $23,527,398

As of November 30, 1996, the Fund had a capital loss carryforward of $3,000 for federal income tax purposes, which expires on November 30, 2004. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. Investment Transactions
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,441,246 and $4,322,116, respectively, during the six months ended May 31, 1997.

3.  Transactions with Affiliates
Certain Trustees and officers of the Fund are principals at Brundage, Story and Rose, LLC (the Adviser). Certain officers of the Fund are officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent for the Fund.

ADVISORY AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of its average daily net assets.

In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $13,593 of its investment advisory fees during the six months ended May 31, 1997.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS calculates the weekly and month end net asset value per share and maintains the financial books and records of the Fund, supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission, and materials for meetings of the Board of Directors. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum.

4. Results of Annual Meeting of Stockholders
On May 2, 1997, the Annual Meeting of Stockholders of the Fund was held to elect two Directors and to ratify or reject the selection of Arthur Andersen LLP as the Fund's independent auditors for the current fiscal year. The total number of shares of the Fund present by proxy represented 94.1% of the shares entitled to vote at the meeting. Each of the matters submitted to stockholders was approved.

The results of the voting for the election of two Directors was as follows:
(1) incumbent nominee Gregory E. Ratte -- 1,626,598.13 shares for election and 29,553.00 shares withholding authority and (2) incumbent nominee Francis S. Branin, Jr. -- 1,626,397.13 shares for election and 29,754.00 shares withholding authority. The results of the voting for or against the ratification of Arthur Andersen LLP as independent auditors was as follows: 1,636,321.13 shares for ratification, 10,797.00 shares against ratification and 9,033.00 shares abstained.